Exhibit 99.2

November 26, 2021

NOTICE OF REDEMPTION OF

ALL OUTSTANDING PUBLIC WARRANTS (CUSIP 04634X111)

AND PRIVATE PLACEMENT WARRANTS

Dear Warrant Holder:

Astra Space, Inc. (“Astra” or the “Company”) (Nasdaq: ASTR) today announced that it will redeem all of its outstanding Redeemable Warrants (as defined below) to purchase shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A common stock”), that were issued under the Warrant Agreement, dated August 4, 2020 (the “Warrant Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent and transfer agent (the “Warrant Agent” or “Transfer Agent”), as a part of the units sold in the Company’s initial public offering (the “Offering”) and that remain outstanding (the “Public Warrants”) at 5:00 p.m. New York City time on December 27, 2021 (the “Redemption Date”) for a redemption price of $0.10 per Redeemable Warrant (the “Redemption Price”). In addition, the Company will redeem all of its outstanding warrants to purchase Class A common stock that were issued under the Warrant Agreement in a private placement simultaneously with the Offering (the “Private Placement Warrants” and, together with the Public Warrants, the “Redeemable Warrants”) on the same terms as the outstanding Public Warrants.

Under Section 6.2 of the Warrant Agreement, the Company is entitled to redeem not less than all of the outstanding Redeemable Warrants at a Redemption Price of $0.10 per Redeemable Warrant; provided that the last reported sales price of the Class A common stock has been at least $10.00 per share on the trading day prior to the date on which notice of redemption is given; and further provided that there is an effective registration statement covering the shares of Class A common stock issuable upon exercise of the Redeemable Warrants and a current prospectus relating thereto, available through the Redemption Date.

Holders of the Redeemable Warrants have until 5:00 p.m. New York City time on the Redemption Date to exercise their Redeemable Warrants. As permitted by Section 3.3.1(b) of the Warrant Agreement, the Company is requiring holders of the Redeemable Warrants to exercise their Warrants on a “cashless basis,” (the “Cashless Exercise Option”); holders are not permitted to exercise Redeemable Warrants by paying the $11.50 per share exercise price in cash. Pursuant to the Cashless Exercise Option, an exercising holder of the Redeemable Warrants will receive a number of shares of Class A common stock (the “Exercise Shares”) equal to the quotient obtained by dividing (x) the product of the number of shares of Class A common stock underlying the Redeemable Warrants, multiplied by the excess of the “Fair Market Value” of the Class A common stock (defined below) over the exercise price of the Redeemable Warrants by (y) the Fair Market Value. Based on the definition of Fair Market Value set forth in Section 3.3.1(b) of the Warrant Agreement, the Fair Market Value is $10.191.

Because the Fair Market Value is less than the exercise price of the Redeemable Warrants, no Exercise Shares will be issuable if a holder elects to exercise its Redeemable Warrant pursuant to the Cashless Exercise Option.

Alternatively, holders of the Redeemable Warrants may elect to receive, in lieu of the Redemption Price or exercising their Redeemable Warrants pursuant to the Cashless Exercise Option, the number of shares of Class A common stock determined by reference to the table set forth in Section 6.2 of the Warrant Agreement (the “Make-Whole Exercise Option”). Given the Fair Market Value and the Redemption Date, the number of shares of Class A common stock to be issued for each Redeemable Warrant that is exercised using the Make-Whole Exercise Option is 0.25226.

If any holder of Redeemable Warrants would, after taking into account all of the holder’s Redeemable Warrants exercised at one time, be entitled to receive a fractional interest in a share of Class A common stock, the number of shares the holder will be entitled to receive will be rounded down to the nearest whole number of shares.

The Public Warrants and the Class A common stock are listed on the Nasdaq Capital Market (the “Nasdaq”) under the symbols “ASTRW” and “ASTR”, respectively. On November 24, 2021, the closing share price of the Public Warrants was $2.98 and the closing share price of the Class A common stock was $10.47. At 5:00 p.m. New York City time on the Redemption Date, the Public Warrants will cease trading on the Nasdaq.

TERMS OF REDEMPTION; CESSATION OF RIGHTS

The rights of the Redeemable Warrant holders to exercise their Redeemable Warrants, either through the Cashless Exercise Option or the Make-Whole Exercise Option, will terminate immediately prior to 5:00 p.m. New York City time on the Redemption Date. At 5:00 p.m. New York City time on the Redemption Date and thereafter, holders of unexercised Redeemable Warrants will have no rights with respect to those warrants, except to receive the Redemption Price or as otherwise described in this notice for holders who hold their Redeemable Warrants in “street name.” We encourage you to consult with your broker, financial advisor and/or tax advisor to consider whether or not to exercise your Redeemable Warrants.

The Company is exercising this right to redeem the Redeemable Warrants pursuant to Section 6.2 of the Warrant Agreement. Pursuant to such Section, the Company has the right to redeem not less than all of the outstanding Redeemable Warrants if the last reported sales price of the Class A common stock has been at least $10.00 per share on the trading day prior to the date on which notice of the redemption is given and if there is an effective registration statement covering the shares of Class A common stock issuable upon exercise of the Redeemable Warrants and prospectus related thereto available through the Redemption Date.

On November 24, 2021, the last reported sales price for the Class A Common Stock was $10.47.

EXERCISE PROCEDURE

Redeemable Warrant holders have until 5:00 p.m. New York City time on the Redemption Date to exercise their Redeemable Warrants to purchase Class A common stock through either the Cashless Exercise Option or the Make-Whole Exercise Option.

Holders of Redeemable Warrants who elect to exercise their Warrants using the Cashless Exercise Option will receive no Exercise Shares and will not be eligible for payment of the Redemption Price. Holders of Redeemable Warrants who elect to exercise their Warrants using the Make-Whole Exercise Option will receive 0.25226 shares of Class A common stock for each Warrant.

Persons who are holders of record of the Redeemable Warrants may exercise the Redeemable Warrants by sending:

1.	The Warrant Certificate;

2.	A fully and properly completed “Election to Purchase” (a form of which is attached hereto as Annex A), duly executed and indicating, among of things, the number of Redeemable Warrants being exercised;

to:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, NY 10004

Attention: Reorganization Department

Telephone: (212) 509-4000

E-mail:compliance@continentalstock.com

The method of delivery of the Redeemable Warrants is at the option and risk of the holder, but if mail is used, registered mail, properly insured is suggested.

The Warrant Certificate and the fully and properly completed Election to Purchase must be received by Continental Stock Transfer & Trust Company prior to 5:00 p.m. New York City time on the Redemption Date. Subject to the following paragraph, any failure to deliver the Warrant Certificate and a fully and properly completed Election to Purchase before such time will result in such holder’s Redeemable Warrants being redeemed for $0.10 per Redeemable Warrant and not exercised.

None of the Company, its board of directors or employees has made or is making any representation or recommendation to any holder of the Redeemable Warrants as to whether to exercise or refrain from exercising any Redeemable Warrants.

WARRANTS HELD IN STREET NAME

For holders of Redeemable Warrants who hold their warrants in “street name,” broker-dealers shall have two (2) business days from the Redemption Date, or 5:00 p.m. New York City time on December 29, 2021, to deliver the Redeemable Warrants to the Warrant Agent provided that a Notice of Guaranteed Delivery is received by the Warrant Agent prior to 5:00 p.m. New York City time on the Redemption Date. Any such Redeemable Warrant received without the Election to Purchase or the Notice of Guaranteed Delivery having been duly executed and fully and properly completed by 5:00 p.m. New York City time on the Redemption Date will be deemed to have been delivered for redemption (at $0.10 per Warrant), and not for exercise.

PROSPECTUS

A prospectus covering the Class A common stock issuable upon the exercise of the Redeemable Warrants is included in a registration statement (Registration No. 333-257930) initially filed with the Securities and Exchange Commission (the “SEC”) on July 15, 2021, and originally declared effective by the SEC on August 12, 2021. The SEC maintains an internet website that contains a copy of this prospectus. The address of that site is www.sec.gov. Alternatively, you can obtain a copy of the prospectus from our investor relations website at https://investor.astra.com.

REDEMPTION PROCEDURE

Payment of the Redemption Price will be made by Astra upon presentation and surrender of a Redeemable Warrant for payment after 5:00 p.m. New York City time on the Redemption Date. Those who hold their shares in “street name” should contact their broker to determine their broker’s procedure for redeeming their Redeemable Warrants.

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Any questions you may have about redemption and exercising your Redeemable Warrants may be directed to the Warrant Agent at its address and telephone number set forth above.

Sincerely,

Astra Space, Inc.

/s/ Chris Kemp
Chris Kemp
Chief Executive Officer

ANNEX A

ELECTION TO PURCHASE

CHECK ONE BOX BELOW AND COMPLETE THE CORRESPONDING PARAGRAPH

☐

Cashless Exercise Option.

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, through the cashless exercise provisions of Section 3.3.1(b) of the Warrant Agreement, to exercise its Warrant to receive that number of shares of Class A Common Stock calculated pursuant to Section 3.3.1(b) of the Warrant Agreement. If said number of shares is less than all of the shares of Class A Common Stock purchasable hereunder (after giving effect to the cashless exercise), the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares of Class A Common Stock be registered in the name of                     , whose address is                                      and that such Warrant Certificate be delivered to                         , whose address is                                     .

PLEASE READ CAREFULLY BEFORE

ELECTING THE CASHLESS EXERCISE OPTION:

Because the Fair Market Value of $10.191 is less than the exercise price of the Warrants, NO SHARES will be issued to a holder of Warrants who elects to exercise its Warrant pursuant to the Cashless Exercise Option.

Holders exercising their Warrants pursuant to the Cashless Exercise Option are surrendering their Warrants for no value.

☐

Make-Whole Exercise Option.

The undersigned hereby irrevocably elects to exercise the right represented by this Warrant Certificate to exercise its Warrant pursuant to the Make-Whole Exercise (as defined in the Warrant Agreement) to receive that number of shares of Class A Common Stock per Warrant determined by reference to the table set forth in Section 6.2 of the Warrant Agreement. If said number of shares is less than all of the shares of Class A Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares of Class A Common Stock be registered in the name of                     , whose address is                                  and that such Warrant Certificate be delivered to                         , whose address is                                  .

PLEASE READ CAREFULLY BEFORE

ELECTING THE MAKE-WHOLE EXERCISE OPTION:

Given the Fair Market Value of $10.191 and the Redemption Date of December 27, 2021, the number of shares of Class A Common Stock to be issued for each Warrant that is exercised using the Make-Whole Exercise Option is 0.25226.

The warrants to purchase shares of the Class A Common Stock (each a “Warrant”) have been called for redemption by the Company pursuant to Section 6.2 of the Warrant Agreement, dated August 4, 2020 (the “Warrant Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent and transfer agent. Any Warrants that remain unexercised at 5:00 p.m. New York City time on December 27, 2021, will be void and no longer exercisable, and the holders of those Warrants will be entitled to receive only the redemption price of $0.10 per Warrant.

[Signature Page Follows]

Date:________________, 2021

(Signature)

(Address)

(Tax Identification Number)

Signature Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (OR ANY SUCCESSOR RULE)).